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                               ZENITH ACCUMULATOR

                     Individual Variable Annuity Contracts
                                   Issued by
                   New England Mutual Life Insurance Company

                          NEW ENGLAND VARIABLE ACCOUNT

                       Supplement dated November 17, 1995
                        to Prospectus dated May 1, 1995

  New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  Upon consummation of the merger, the New England Variable Account (the "Account") will become a separate account of MetLife. The Contracts issued by the Account will thereafter be deemed to be variable annuity contracts issued by MetLife, and the insurance obligations under the Contracts will be backed by the assets of MetLife. It is possible, however, that in light of the merger, the Contracts issued by the Account will be transferred to New England Variable Life Insurance Company ("NEVLICO") pursuant to a separate arrangement. NEVLICO is currently a subsidiary of The New England, but will become a subsidiary of MetLife as a consequence of the merger. If the Contracts are transferred to NEVLICO, they will thereafter be deemed to be variable annuity contracts issued by NEVLICO, and the insurance obligations underlying the Contracts will be backed by the assets of NEVLICO. In connection with any such transfer, Contract Owners will receive more information about the transaction and how it affects their Contracts. In either event, Contract Owners will receive more information about the company assuming the insurance obligations under the Contracts.

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  Under The New England's current rules, the minimum initial purchase payment on flexible payment Contracts is $50 for Contracts issued in connection with retirement plans, other than Individual Retirement Accounts ("IRAs"), qualifying for tax benefited treatment under the Internal Revenue Code of 1986 (the "Code"), $2,000 for Contracts issued in connection with IRAs and $5,000 for all other Contracts. The New England currently requires minimum purchase payments of at least $50 per payment if they are made through a group billing arrangement (also known as a "list bill" arrangement), and $100 per month if they are withdrawn from your bank checking account or TNE Cash Management Account (a service known as the Master Service Account arrangement).

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  The Commonwealth of Pennsylvania has repealed the state's 2% tax on annuity payments received by insurance companies, effective January 1, 1996. This tax currently applies only to annuities that do not qualify for tax benefited treatment under the Code. Beginning on January 1, 1996, The New England will no longer deduct a 2% premium tax from purchase payments it receives for Zenith Accumulator Contracts that are subject to the insurance tax law of Pennsylvania.


ZA-15-95
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                            NEW ENGLAND ZENITH FUND

                     Supplement dated November 17, 1995 to
                          Prospectus dated May 1, 1995

    BACK BAY ADVISORS MONEY MARKET SERIES     WESTPEAK STOCK INDEX SERIES
    BACK BAY ADVISORS BOND INCOME SERIES      DRAYCOTT INTERNATIONAL EQUITY
                                                SERIES
    BACK BAY ADVISORS MANAGED SERIES          ALGER EQUITY GROWTH SERIES
    LOOMIS SAYLES AVANTI GROWTH SERIES        VENTURE VALUE SERIES
    LOOMIS SAYLES SMALL CAP SERIES            SALOMON BROTHERS U.S. GOVERNMENT
    LOOMIS SAYLES BALANCED SERIES               SERIES
    WESTPEAK VALUE GROWTH SERIES              SALOMON BROTHERS STRATEGIC BOND
    CAPITAL GROWTH SERIES                       OPPORTUNITIES SERIES

  New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  TNE Advisers, Inc. ("TNE Advisers"), investment adviser to each Series of New England Zenith Fund (the "Fund") except the Capital Growth Series, is a wholly-owned subsidiary of The New England. The New England owns the sole general partner of New England Investment Companies, L.P. ("NEIC") and a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, Capital Growth Management Limited Partnership. Also, the subadvisers of nine Series of the Fund are currently wholly-owned subsidiaries of NEIC. These subadvisers are Back Bay Advisors, L.P., Loomis Sayles & Company, L.P., Westpeak Investment Advisors, L.P. and Draycott Partners, Ltd. The subadvisers of the remaining four Series of the Fund are not affiliated with The New England or NEIC.

  The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing advisory agreements for each Series and of the subadvisory agreements of the nine Series that have NEIC subsidiaries as subadvisers. Under the Act, such an "assignment" will result in an automatic termination of these agreements. The subadvisory agreements for the other four Series terminate automatically, by their terms, upon any termination of TNE Advisers' advisory agreement with the Fund. Thus, those subadvisory agreements will also terminate at the time of the merger.

  Prior to the merger, shareholders of the Series will be asked to approve new investment advisory and subadvisory agreements, intended to take effect at the time of the merger. The new agreements are expected to be substantially identical to the existing agreements. Prior to the shareholder vote regarding the new agreements, a proxy statement describing them in more detail will be sent to those Contract Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

DRAYCOTT INTERNATIONAL EQUITY SERIES

  Draycott Partners, Ltd. ("Draycott") serves as subadviser to the Draycott International Equity Series (the "Series"). Draycott's parent, NEIC, has agreed to sell Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor"). The sale is expected to occur in late December, 1995. Under the Act, the sale will constitute a change in control of Draycott, which will terminate the current subadvisory agreement between Draycott and TNE Advisers. Cursitor, headquartered at 66 Buckingham Gate, London SW1E 6AU, England, is an investment advisory holding company that had approximately $9.4 billion under management at September 30, 1995.

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  Subsequent to the acquisition of Draycott by Cursitor, Cursitor itself is expected to be acquired by Alliance Capital Management, L.P. ("Alliance"). This transaction would result in Draycott becoming a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance would own a 93% interest. Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. If consummated, the transaction would constitute a further change in control of Draycott, which would again terminate the subadvisory agreement between Draycott and TNE Advisers.

  No changes in the Series' investment objective or policies, or in the portfolio management personnel responsible for the Series' day-to-day investment management, are contemplated in connection with either transaction. Before either transaction is effected, shareholders of the Series will be asked to approve new subadvisory agreements intended to take effect in the event the transactions are consummated. The new subadvisory agreements are expected to be identical in substance to the existing subadvisory agreement. Prior to the shareholder vote regarding the new subadvisory agreements, a proxy statement describing them in more detail will be sent to those Contract Owners who are entitled to give instructions as to how shares of the Series should be voted.

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ALGER EQUITY GROWTH SERIES

  The trustees of the Fund have approved a new investment advisory agreement between the Fund and TNE Advisers and a new subadvisory agreement between TNE Advisers and Fred Alger Management, Inc. ("Alger"), both relating to the Alger Equity Growth Series (the "Series") of the Fund. The new advisory and subadvisory agreements would increase the fee rates payable by the Series to TNE Advisers and payable by TNE Advisers to Alger, effective May 1, 1996. The annual rate of the fee payable by the Series to TNE Advisers under the new advisory agreement would be 0.75% of the Series' average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable by TNE Advisers to Alger under the new subadvisory agreement would be 0.45% of the first $100,000,000 of the Series' average daily net assets, 0.40% of the next $400,000,000 of such assets and 0.35% of such assets in excess of $500,000,000. A meeting of the Series' shareholders will be held for the purpose of voting to approve or disapprove the new agreements. The new agreements will not take effect unless they are approved by vote of the Series' shareholders at the meeting. A proxy statement describing the new agreements in more detail will be sent in advance of the meeting to those Contract Owners who are entitled to give instructions as to how shares of the Series should be voted at the meeting.

  Effective January 1, 1996, TNE Advisers will modify the expense deferral arrangement that currently applies to the Series by raising the expense limit from 0.85% to 0.90% of the Series' net assets. Pursuant to the expense deferral arrangement, TNE Advisers defers those operating expenses (other than brokerage costs, interest, taxes and extraordinary expenses) in excess of the expense limit until a subsequent year, if any, when total expenses are less than the limit. (See "Expense Deferral Arrangement" under the section of the prospectus entitled "Management.")

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LOOMIS SAYLES SMALL CAP SERIES

  The following information reflects changes in the investment management and policies of the Loomis Sayles Small Cap Series (the "Series"):

  Jeffrey C. Petherick, Vice President of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and New England Zenith Fund, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the Series. Mr. Petherick has co-managed the Series since its inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has

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co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993,
Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  Loomis Sayles manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

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VENTURE VALUE SERIES

  Selected/Venture Advisers, L.P., sub-adviser to the Venture Value Series (the "Series"), changed its name to Davis Selected Advisers, L.P. ("Davis Selected") on October 1, 1995. Venture Advisers, Inc. is the sole general partner of Davis Selected, which, in turn, is controlled by Shelby M.C. Davis.

  Shelby M.C. Davis, a director of Venture Advisers, Inc. since 1968, was primarily responsible for the day-to-day management of the Series from its inception through September, 1995. Since October 1995, Mr. Davis and Christopher C. Davis have co-managed the Series. Christopher C. Davis is a Portfolio Manager at Davis Selected and a director of Venture Advisers, Inc. and has been employed by Davis Selected since 1989.

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